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Exhibit 99.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report on Form 10-Q of Nutraceutical International Corporation (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank W. Gay II., Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  FRANK W. GAY II

Frank W. Gay II
 Chairman of Board
and Chief Executive Officer
August 2, 2002

        In connection with the Quarterly Report on Form 10-Q of Nutraceutical International Corporation (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leslie M. Brown, Jr., Senior Vice President, Finance and Chief Financial Officer of the Company, certify, pursuant section 906 of the Sarbanes-Oxley Act of 2002, that:

  (3)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (4)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  LESLIE M. BROWN, JR.

Leslie M. Brown, Jr.
 Senior Vice President, Finance
and Chief Financial Officer
August 2, 2002

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  Exhibit 99.1